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                                                                    Exhibit 10.5


                             SUBSCRIPTION AGREEMENT

JULY _____, 1998

TO:       DELANO TECHNOLOGY CORPORATION (THE "COMPANY")

RE:       SUBSCRIPTION FOR AND PURCHASE OF COMMON SHARES OF THE COMPANY


This Subscription Agreement is being entered into between the undersigned investor (the "Purchaser") and the Company in connection with the offering and sale by the Company of 2,700,000 common shares of the Company (such common shares actually offered and sold being referred to below as the "Common Shares") at a price of $0.001 (one tenth of a cent) per Common Share resulting in total gross proceeds to the Company of $2700 (the "Offering"). The Common Shares are being sold to Canadian residents under one or more exemptions from the prospectus requirements of applicable securities laws.

1.   SUBSCRIPTION

The undersigned Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, subject to the terms and conditions set forth herein, that number of Common Shares set forth below the Purchaser's name in paragraph 17 hereof at a price of $0.001 (one tenth of a cent) per Common Share.

2.   RESALE RESTRICTIONS ON COMMON SHARES

The Common Shares will be subject to statutory hold periods during which these securities may not be resold. Purchasers are advised to consult their own legal advisers in this regard. In particular, the Purchaser understands that the hold period for the Common Shares will be indefinite (i.e. will not begin to expire) until such time as the Company becomes a reporting issuer (or its equivalent) under applicable securities legislation in the Purchaser's province of residence and, until such time, none of the Common Shares may be resold except pursuant to a statutory exemption or a discretionary ruling.

3.   SUBSCRIPTION AGREEMENT AND PAYMENT

A Purchaser of Common Shares must complete, sign and return to the Company as soon as possible one executed copy of this Subscription Agreement. The aggregate amount payable by the Purchaser in respect of the Common Shares (the "Subscription Price") must accompany this Subscription Agreement and shall be made by certified cheque or bank draft drawn on a Canadian chartered bank and payable to the Company. In the alternative, other acceptable payment arrangements may be made with the Company.







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4.   CLOSING

(a) Confirmation of acceptance or rejection of a subscription will be forwarded to the Purchaser promptly after the acceptance or rejection by the Company of the subscription. If this subscription is rejected in whole and if the Purchaser has delivered a certified cheque or bank draft representing the Subscription Price for the Common Shares subscribed for, such certified cheque or bank draft will be promptly returned to the Purchaser without interest.

(b) Certificates representing the Common Shares (individually, a "Certificate" and collectively, the "Certificates") will be available for delivery at the closing of the Offering ("Closing"), which is expected to occur on or about July 15, 1998 at the offices of the Company's counsel Osler, Hoskin & Harcourt, 1 First Canadian Place, Suite 6600, Toronto, Ontario.

5.   PROSPECTUS EXEMPTION

(a) The Purchaser acknowledges and agrees that the sale and delivery of the Common Shares to the Purchaser is conditional upon such sale being exempt from the requirements under applicable securities legislation requiring the filing of a prospectus in connection with the distribution of the Common Shares or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus.

(b) The Purchaser acknowledges and agrees that the Purchaser has not been provided with a prospectus (as defined in the applicable securities legislation) in connection with its purchase of Common Shares; that the Purchaser's decision to execute this Subscription Agreement and to purchase the Common Shares agreed to be purchased hereunder has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company; and that the Purchaser has been advised to consult its own legal advisors with respect to applicable resale restrictions and restrictions on transferability and that the Purchaser is solely responsible and the Company is not in any way responsible for compliance with applicable resale restrictions.

(c) The Purchaser acknowledges that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and each beneficial purchaser of Common Shares for whom the Purchaser may be acting, and the Purchaser consents thereto.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

The Purchaser hereby represents, warrants, acknowledges and covenants to and with the Company that:

(a) this Subscription Agreement has been authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the undersigned;






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(b) if the Purchaser is an individual, he has attained the age of majority and in every case he is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

(c) the Purchaser is resident at the address below the Purchaser's name in paragraph 17 hereof;

(d) as the Common Shares are subject to resale restrictions under applicable securities legislation, the Purchaser shall comply with all applicable securities legislation concerning any resale of Common Shares and shall consult with its own legal advisors with respect to such compliance;

(e) the Purchaser, or each beneficial purchaser for whom it is purchasing, is acquiring Common Shares to be held for investment and not with a view to resale or distribution;

(f) in the case of the purchase by the Purchaser of Common Shares as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(g) the Purchaser has not received an offering memorandum (including, without limitation, as such term is defined in the regulations to the Securities Act (Ontario)) or similar document in connection with this offering and has not received, nor has the Purchaser requested, nor does the Purchaser need to receive, any other document;

(h) the Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in Common Shares and is able to bear the economic risk of loss of such investment;

(i) the offer and sale of the Common Shares has not been accompanied by an advertisement; and

(j) the Purchaser shall enter into a shareholders agreement among the Company, the Purchaser and each other shareholder of the Company (the "Shareholders Agreement") on or before Closing.

7.   RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS

The Purchaser acknowledges that the representations, warranties and covenants contained in this Subscription Agreement are being relied upon by the Company to, among other things, determine the Purchaser's eligibility to purchase the Common Shares and the Purchaser hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which the Company may suffer or incur which are caused by or arise from, directly or indirectly, its reliance thereon. The Purchaser further agrees that by accepting the Common Shares the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the date of issuance of the Common Shares with the same force and effect as if they had been made by the Purchaser on such date and that they shall survive the purchase by the Purchaser of the Common Shares and shall continue in full force and effect






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notwithstanding any subsequent disposition by the Purchaser of the Common
Shares until their expiry on the third anniversary of the Closing.

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents, warrants and covenants to and with the Purchaser that:

(a) The Company (i) has been duly incorporated and organized, is validly existing and has not been dissolved under the laws of Ontario; (ii) has all requisite corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets; and
     (iii) has all required corporate power and authority to create, issue and sell the Common Shares, to enter into this Agreement and to carry out the provisions of this Agreement;

(b) the authorized capital of the Company consists solely of an unlimited number of common shares and an unlimited number of Class A preferred shares;

(c) the Common Shares will be issued as fully paid and non-assessable shares in the capital of the Company;

(d) after giving effect to the completion of the Offering, 100% of the issued and outstanding Class A preferred shares of the Company will be owned by XDL Delano Holdings Inc. or another affiliate of XDL Ventures Corporation; and

(e) after giving effect to the completion of the Offering and the issuance of common shares and Class A preferred shares to other investors concurrent with the Closing, the Common Shares will represent 27% of the issued and outstanding capitalization of the Company (on an "as if converted to Common basis" (as defined in the Shareholders Agreement), as at Closing).

9.   RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company acknowledges that the representations, warranties and covenants contained in this Subscription Agreement are being relied upon by the Purchaser to, among other things, determine whether the Purchaser will subscribe for the Common Shares and the Company hereby agrees to indemnify the Purchaser against all losses, claims, costs, expenses and damages or liabilities which the Purchaser may suffer or incur which are caused by or arise from, directly or indirectly, its reliance thereon. The Company further agrees that by selling the Common Shares the Company shall be representing and warranting that the foregoing representations and warrants are true as at the date of issuance of the Common Shares with the same force and effect as if they had been made by the Company on such date and that they shall survive the purchase by the Purchaser of the Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Common Shares until their expiry on the third anniversary of the Closing.






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10.  COSTS

The Purchaser acknowledges that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel or adviser retained by the Purchaser) relating to the purchase of the Common Shares by the Purchaser shall be borne by the Purchaser.

11.  CURRENCY

Except as may be otherwise expressly stated, all references to dollar amounts herein are to lawful money of Canada.

12.  TIME OF THE ESSENCE

Time shall, in all respects, be of the essence hereof.

13.  HEADINGS

The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

14.  ENTIRE AGREEMENT

This Subscription Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This Subscription Agreement may be amended or modified in any respect by written instrument only.

15.  SUCCESSORS AND ASSIGNS

The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser and the Company and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be assignable by any party without the written consent of the other.

16.  GOVERNING LAW

This Subscription Agreement is governed by the laws of Ontario.

17.  SUBSCRIPTION PARTICULARS

(a) The aggregate price of the Common Shares being subscribed for is $_________. The Common Shares are to be registered in the name of (same as name of Purchaser):______________________.

(b) Subject to paragraph 18 below, the Certificates representing the Common Shares are to be delivered to:







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      Name of Purchaser:  Please Print

      ___________________________________________________

      Number of Common Shares: ____________________________
      Address of Purchaser: __________________________________
      Province/State: ______________________  Country: _________


18. ESCROW

(a) The Purchaser hereby acknowledges and agrees that the Common Shares are to be held in escrow upon the terms and conditions set out in this paragraph 18.

(b) The Purchaser hereby appoints the Company to act as escrow agent and the Company hereby accepts such appointment. The Purchaser hereby deposits the Certificates with the Company as escrow agent.

(c) The Common Shares are being deposited in escrow to provide the Purchaser with an incentive to remain employed with the Company. The Company shall release one twelfth of the Common Shares to the Purchaser out of escrow on September 30, 1998, and an additional one-twelfth of the Common Shares on the last day of each successive calendar quarter. Notwithstanding the foregoing, should the Purchaser's employment with the Company be terminated other than for cause or resignation (i) during the first twelve months following Closing, then the Purchaser shall be entitled to receive out of escrow one third of the Common Shares initially deposited into escrow (i.e. less any Common Shares previously released to the Purchaser), or (ii) at any time by an acquiror of legal Control (as defined in the Shareholders Agreement) of the Company, then the Purchaser shall be entitled to receive all of the Common Shares out of escrow within three (3) months of such change of Control. If an "Event of Default" (as defined in the Shareholders Agreement) occur in respect of the Purchaser, the Purchaser shall be deemed to be a "Defaulting Shareholder" under the Shareholders Agreement and shall sell all of the Common Shares, whether or not all or some of the Common Shares are then held in escrow, in accordance with the Shareholders Agreement. Solely for the purposes of such sale under the Shareholders Agreement, if the Event of Default arises due to the termination of the Purchaser's employment with the Company, the Purchaser's Common Shares held in escrow which would have been released from escrow at the end of the calendar quarter in which his or her employment was terminated shall be deemed to be so released. Any Common Shares released from escrow shall be delivered to the Purchaser in accordance with subparagraph 17(b) above.

(d) The Purchaser remains the beneficial owner of the Common Shares held in escrow and shall, subject to the articles of the Company and the Shareholders Agreement, be entitled to exercise voting and other rights attaching to such shares and to receive any dividends and distributions attaching thereto, but, subject to subparagraph 18(c) above, may not sell any escrowed Common Shares or any of the Purchaser's rights in relation to such escrowed Common Shares.






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(e) The Company shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law which it may make, in connection with the performance of its duties as escrow agent pursuant to this paragraph 18.

(f) Any dispute relating to this paragraph 18 shall be referred to arbitration in accordance with the Shareholders Agreement.

IN WITNESS WHEREOF the Purchaser has executed this Subscription Agreement this _____ day of July, 1998.

WITNESS:                                PURCHASER


Signature:  __________________________  Signature:    __________________________
Print Name:                             Print Name:


This Subscription Agreement is confirmed and accepted by the Company.


DATED the ______ day of July, 1998.

                                        DELANO TECHNOLOGY CORPORATION

                                        By:  ______________________________
                                              Authorized Signatory